UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 14, 2006

APPLIED IMAGING CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21371	77-0120490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Baytech Drive

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 719-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 14, 2006, the Company issued a press release announcing its second quarter 2006 results. The press release is attached hereto as Exhibit 99.1. This Exhibit is deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is incorporated by reference in all appropriate filings under the Securities Act of 1933, as amended, or the Exchange Act, where so indicated in such a filing, except for the paragraph entitled “Outlook” which is “furnished,” not “filed.”

On August 14, 2006, the Company conducted a public conference call relating to its second quarter 2006 results. A transcript of this conference call is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated August 14, 2006
99.2	Transcript of conference call held on August 14, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED IMAGING CORP.

By:	/s/ Robin Stracey
Robin Stracey President & Chief Executive Officer

Date: August 18, 2006

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 14, 2006
99.2	Transcript of conference call held on August 14, 2006

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